PROVIDENCE SERVICE CORPORATION

Creating Healthy Communities

NASDAQ: PRSC

July 2014

Safe Harbor

This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as "believe," "demonstrate," "expect," "estimate," "forecast," "anticipate," "should" and "likely" and similar expressions identify forward-looking statements. In addition, statements that are not historical should also be considered forward-looking statements. Readers are cautioned not to place undue reliance on those forward-looking statements, which speak only as of the date the statement was made. Such forward-looking statements are based on current expectations that involve a number of known and unknown risks, uncertainties and other factors which may cause actual events to be materially different from those expressed or implied by such forward-looking statements. These factors include, but are not limited to the global credit crisis, capital market conditions, the implementation of the healthcare reform law, state budget changes and legislation and other risks detailed in Providence's filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2013. Providence is under no obligation to (and expressly disclaims any such obligation to) update any of the information in this presentation if any forward-looking statement later turns out to be inaccurate whether as a result of new information, future events or otherwise.

Our Vision

Deliver exceptional value by creating healthy communities through exceptional people working side by side. It is our vision that by 2020, we enhance the quality of life for 50 million people with innovative and efficient community based solutions.

PROVIDENCE HUMAN SERVICES

ingeus

LogistiCare

Providence Today

A leader in the management and provision of the highest-quality human social services, collaborative care services and community transportation

Business Drivers:

- Favorable health care trends in the U.S.
- Global opportunity for increased outsourcing of social, welfare and employment services to the private sector
- Strategy of complementary acquisitions
- Benefit from investment in technology and performance management systems
- Strong cash flow and cash position to support growth

PHS PROVIDENCE HUMAN SERVICES

ingeus

LogistiCare

Core Competencies

- Strong government payer relationships
- Geographic reach, breadth of services and experience
- Management of populations, covered lives and provider networks
- Managed care contracting experience
- Unique, cutting edge technology platforms in all three segments – LogistiCAD, electronic health records, and workforce development case management systems
- Deep and broad experience in the bidding and management of large government outsourced contracts



PRSC's National Footprint
Canada
Hawaii
Locations
Human Services Only
NET Services Only
Both Human Services and NET Services
Employees: 8,500 Direct
(12/31/13)

A Leader in Human Services

- Home and community based
- Behavioral health services
  - Counseling and psychiatric
  - Case management
  - Developmental disabilities
  - School-based services
  - Substance abuse treatment
- Workforce development
- Foster care services
- Payers primarily state Medicaid programs, local and national government agencies, and managed care
- History of delivering cost savings, improved efficiency and effective outcomes

PROVIDENCE HUMAN SERVICES





Non-Emergency Transportation (NET) Services

- Innovative solutions for health care recipients' transportation needs
- Develops, manages transportation networks and reduces cost, risk for fraud and abuse
- Utilizes centralized call processing, proprietary technologies
- Payers include state Medicaid programs, local government agencies, hospital systems, HMOs
- Market share of approximately 40% of estimated $3B market with more states moving to broker or ASO model

LogistiCare





Innovative Global Employment Services

- Ingeus acquired June 2014
- Global market leader in the social improvement, employment and welfare services market with a reputation for integrity and high quality
- Service various international government bodies and corporations
- Market leader in U.K Department of Public Work and Pensions Work Programme
    - Payment for results model
    - Long term contracts
    - Market consolidation



Ingeus Extends our Reach

- Global market leader in the social improvement, employment and welfare services markets
- Innovative workforce development platform
- 180 delivery sites spanning 10 countries, with more than 50 active contracts and staff in excess of 2,500



Scotland 18
North East* 12
North West* 7
West Yorkshire* 5
East Midlands* 17
West Midlands 7
East England 12
London 9
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Total: 183
Sweden 5
UK 87
Poland 6
France 39
Germany 4
Spain 2
Switzerland 2
Saudi Arabia 8
S. Korea 20
Australia 10

Ingeus Strategically Compelling

Transaction Consideration	▪ GBP £35 million (USD $58 million [1]) cash GBP £14.3 million (USD $23.7 million [1]) in restricted stock/cash subject to 4-year vesting ▪ Earn-Out up to GBP £75 million (USD $124 million [1]) over 5 years
Expands Scale and Scope	▪ Expands geographical footprint ▪ Diversifies client base and revenue exposure ▪ Acquires significant human capital with global experience
Complementary Service Lines	▪ Shared vision of improving quality of life with innovative, community-based solutions ▪ Introduction of related expertise will create additional opportunities over time in U.S. business lines
Base for Incremental Growth	▪ Expands reach into global markets via established operations run by experienced management teams with strong relationships ▪ Enhances workforce development expertise
Provides Immediate and Long-Term Value Creation	▪ Opportunities to expand respective capabilities, share expertise and enter complementary business lines ▪ Pro forma company better positioned to compete for and win international contracts/business

[1] Currency conversion based on AUD/USD exchange rate of 0.9202 as of March 27, 2014

Strong Global Performance and Exceptional Customer Base

- The success of the Job Network in Australia and the Work Programme in the UK have demonstrated the effectiveness of outsourcing
- Payment-by-results model has consistently proven to be both cheaper and more flexible than government provided employment services



Selected Public Sector Customers

DWP
Unedic
Ministry of Employment and Labor
pôle emploi
Arbetsförmedlingen
European Union
European Social Fund
Bundesagentur für Arbeit

Selected Private Sector Customers

ocado
TESCO
Poundland
poundworld
Sainsbury's
Nando's
THIESS
challenger
HYUNDAI
BOQ
SAMSUNG
Pfizer
FLIGHT CENTRE
LG
the better way of life
LOTTE
SK

Ingeus – Contract Revenue Recognition



Pre-work
In-work
Payment
(£)
W weeks = ESTIMATE
X weeks = KNOWN
Y weeks = ESTIMATE
Attachment Fee
Job Outcome Payment
Sustainment payments
Incentive Payment
Start on Programme
Job Start
Payment trigger point
Time on Programme
(Weeks)
Payment Profile
Revenue Recognition

- Unique structure of purchase price ties over 60% of financial consideration to performance thresholds
- Growing back-end loaded revenue recognition creates added volatility (priced into acquisition) but provides significant upside over time
- Incentives aligned towards generating cash flow and value for our shareholders over the coming years
- Long term EBITDA margin target threshhold of 8-10%

Favorable Domestic and Global Trends

Domestic

- Cost Reduction
  - Dual eligibles
  - Accountable Care Organization (ACO) model
  - Home and community based models
  - Patient-centered medical homes
- Affordable Care Act (ACA)
  - Expected Medicaid enrollment to increase by 41%, million enrollees, by 2022
  - NET to see benefit before Human Services
- Managed Care – "*Bending the Cost Curve*"
  - Large scale request for proposal (RFP)
  - Transportation outsourcing
  - Institutional care vs. in-home care
  - Integrated healthcare



Medicaid Spend by Care Type
In home and community-based 40%
Institutional 60%

Global

- Increased Government Outsourcing
  - Healthcare, social, welfare and employment services to private sector
  - Growing "payment for results" models

Human Services Segment Overview

- 504 contracts*
- Approximately 56,300 clients*
- 24 states, the District of Columbia and Canada*
- Organic growth set to resume
- History of tuck-in acquisitions
- Stabilized pricing expected
- Substantially all contracts renewed
  - New workforce contract in Wisconsin
  - Child welfare privatization in Texas
- Variable cost structure

Human Service Revenue



$400,000
$300,000
$200,000
$100,000
$0
2008
2009
2010
2011
2012
2013

* Data as of 12/31/2013

Human Services Margin Overview

- Start-up costs for Texas foster care contract in 2013
- Expiration of No Child Left Behind
- Contract losses in 4 states
- MCO consolidation in several states
- Strategic growth and performance improvement initiatives
- Turnaround initiatives in 4 states currently operating below budget



Human Services Client Service Margin
7.3%
7.0%
6.1%
2011
2012
2013

NET Services Segment Overview

- Leader in $3.0+ billion Medical NET benefit market
- 83 contracts*
- 40 states*
- 15.8 million covered lives*
- Competitive advantage from size
- Strong growth driven by:
  - Bid success rate over last 3 years
  - Adoption of NET benefit by programs
  - Under Dual and Medicare Advantage
  - States without broker model moving traditional FFS population to Medicaid MCOs



NET Service Revenue
$800,000
$600,000
$400,000
$200,000
$0
2008
2009
2010
2011
2012
2013

* Data as of 12/31/2013

NET Margin Overview

- Start-up costs impacted 2012 margins (TX, NY, SC, GA, CT)
- 3 material states also did not track to margin targets
- Corrective actions, including renegotiation of rates, executed in these states
- 2013 saw benefit of recent start-up efforts, expanded business, negotiated rate adjustments, and exiting certain less profitable markets



NET Gross Margin
7.2%
5.9%
7.8%
2011
2012
2013



NET Operating Margin
6.0%
4.7%
6.5%
2011
2012
2013

Solid 2013 Financial Results

- Revenue grew 2% to $1,123 million
  - NET Services revenue up 3%
  - Human Services revenue down 1%
- Diluted EPS of $1.41 compared to full year 2012 diluted EPS of $0.64
- Adjusted EBITDA was $55.3 million
- Refinanced credit facility in Q3 2013, reduce interest rate and increase borrowing capacity
- Growth and profitability driven by new NET contracts that started up in 2012, termination of contracts not meeting financial expectations and expanded business and negotiated rate adjustments in select states
- Cash from operations of $55.2 million

Solid Start to 2014

First Quarter 2014

- Net income of $6.3 million compared to $6.7 million for Q1 2013
- Diluted EPS of $0.44 per share compared to $0.49 per share for Q1 2013
- Adjusted EBITDA increased 7.8% to $18.1 million from $16.8 million in Q1 2013
- Closed Ingeus Ltd.
- Credit facility increased from $160 million to $235 million


Human Services
Ingeus
Non-Emergency Transportation Services

Proforma 2013 Revenue Breakdown

Strategic Initiatives

- Operating Efficiencies
  - Increased productivity through handheld devices
  - Consolidation of back office functions through process improvement and application technology
- Organic Growth
  - Expand integrated healthcare pilots
  - Tuck-in acquisitions to expand geographic reach and program mix
- Acquisitive Growth
  - Expand to aging population, integrated care, home and community based delivery
  - Building around our core competencies
  - Growing into new markets
- Benefit from Investment in Technology/Performance Management System
  - Continue to upgrade LogistiCAD to increase productivity and efficiency
  - Consolidation of technology in Human Services
  - Performance management system strategic alignment around compensation

Performance Management Goals

- Revenue Growth Target of 10% Annually
- Longer Term Adjusted EBITDA Margin Goal of 6.5%
  - Includes both Human Services and NET
  - Assumes expanded payer base beyond Medicaid



Adjusted EBITDA Margin
5.3%
3.9%
4.9%
2011
2012
2013

Providence Competitively Positioned

- Attractive business with track record of success
- Positioned to benefit from favorable health care trends
  - ACA and increased Medicaid enrollment
  - Trend toward home and community-based care
  - Focus on cost reductions
- Global footprint to take advantage of increased outsourcing of social, welfare and employment services to the private sector
- Potential to diversify organically and acquisitively into new service lines
- Internal focus on operational efficiencies
- Strong cash flow and cash position to support growth
- Benefit from investment in technology and performance management systems
- Management team aligned with increasing shareholder returns

Financial Overview

- Access to capital
  - Cash position of $105.8M*
  - Borrowing capacity of $142.3M*
  - LTD of $123.5M*
- Strong performance
  - Market cap of $530M
  - Revenue LTM of $1.1B*
  - Adjusted EBITDA LTM of $56.6M*
  - EPS LTM of $1.36*
  - Shares Outstanding of 14.6M*


PRSC
Jun 23, 2014
45
40
35
30
25
20
15
10
5
© Yahoo!
Sep 12
Jan 13
May 13
Sep 13
Jan 14
May 14
Volume
1.5
1.0
0.5
0.0
Millions

* Data as of 3/31/2014

EBITDA Reconciliation

The Providence Service Corporation
Reconciliation of Non-GAAP Financial Measures
Adjusted EBITDA
(in thousands)
(Unaudited)

	Year ended December 31,	
	2013	**2012**
Net income	$ 19,438	$ 8,482
Interest expense, net	6,894	7,508
Provision for income taxes	11,777	8,211
Depreciation and amortization	14,872	15,023
EBITDA	52,981	39,224
Asset impairment charge	492	2,506
Payments related to retirement of executive officers, net	1,277	1,293
Strategic alternatives costs	-	593
Loss on extinguishment of debt	525	-
Adjusted EBITDA	$ 55,275	$ 43,616

EBITDA Reconciliation

The Providence Service Corporation
Reconciliation of Non-GAAP Financial Measures
Adjusted EBITDA
(in thousands)
(Unaudited)

	Three months ended March 31, 2014	Three months ended March 31, 2013
Net income	$ 6,287	$ 6,678
Interest expense, net	1,585	1,751
Provision for income taxes	4,208	4,676
Depreciation and amortization	3,728	3,729
EBITDA	15,808	16,834
Acquisition related costs	1,829	-
Payments related to termination of executive officers, net (a)	511	-
Adjusted EBITDA	$ 18,148	$ 16,834

(a) Net of benefit of forfeiture of stock based compensation.